Exhibit 99.1

Ladder Capital Corp Reports Results for the Quarter Ended June 30, 2023

NEW YORK--(BUSINESS WIRE)--July 26, 2023--Ladder Capital Corp (NYSE: LADR) (“we,” “our,” “Ladder,” or the “Company”) today announced operating results for the quarter ended June 30, 2023. GAAP income before taxes for the three months ended June 30, 2023 was $28.1 million, and diluted earnings per share (“EPS”) was $0.23. Distributable earnings was $41.5 million, or $0.33 of distributable EPS.

“We are pleased to report another strong quarter for Ladder, where we generated a double-digit return on equity and maintained our strong dividend coverage. With over 50% of our assets unencumbered, low leverage, and robust liquidity, we believe we are well-positioned to capitalize on the opportunities we expect to see in our sector in the second half of 2023 and into 2024.” said Brian Harris, Ladder’s Chief Executive Officer.

Supplemental

The Company issued a supplemental presentation detailing its second quarter 2023 operating results, which can be viewed at http://ir.laddercapital.com.

Conference Call and Webcast

We will host a conference call on Wednesday, July 26, 2023 at 4:30 p.m. Eastern Time to discuss second quarter 2023 results. The conference call can be accessed by dialing (877) 407-4018 domestic or (201) 689-8471 international. Individuals who dial in will be asked to identify themselves and their affiliations. For those unable to participate, an audio replay will be available from 8:00 p.m. Eastern Time on Wednesday, July 26, 2023 through midnight on Wednesday, August 9, 2023. To access the replay, please call (844) 512-2921 domestic or (412) 317-6671 international, access code 13739730. The conference call will also be webcast though a link on Ladder Capital Corp’s Investor Relations website at ir.laddercapital.com/event. A web-based archive of the conference call will also be available at the above website.

About Ladder

Ladder Capital Corp is an internally-managed commercial real estate investment trust with $5.6 billion of assets as of June 30, 2023. Our investment objective is to preserve and protect shareholder capital while producing attractive risk-adjusted returns. As one of the nation’s leading commercial real estate capital providers, we specialize in underwriting commercial real estate and offering flexible capital solutions within a sophisticated platform.

Ladder originates and invests in a diverse portfolio of commercial real estate and real estate-related assets, focusing on senior secured assets. Our investment activities include: (i) our primary business of originating senior first mortgage fixed and floating rate loans collateralized by commercial real estate with flexible loan structures; (ii) owning and operating commercial real estate, including net leased commercial properties; and (iii) investing in investment grade securities secured by first mortgage loans on commercial real estate.

Founded in 2008, Ladder is run by a highly experienced management team with extensive expertise in all aspects of the commercial real estate industry, including origination, credit, underwriting, structuring, capital markets and asset management. Members of Ladder’s management and board of directors are highly aligned with the Company’s investors, owning over 10% of the Company’s equity. Ladder is headquartered in New York City with regional offices in Miami, Florida and Santa Monica, California.

Forward-Looking Statements

Certain statements in this release may constitute “forward-looking” statements. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Ladder believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results on the Company's business. There are a number of risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading “Risk Factors” in each of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as its consolidated financial statements, related notes, and other financial information appearing therein, and its other filings with the U.S. Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this release. Ladder expressly disclaims any obligation or undertaking to release any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or changes in events, conditions, or circumstances on which any such statement is based.

Ladder Capital Corp
Consolidated Balance Sheets
(Dollars in Thousands)

	June 30,	December 31,
	2023(1)	2022(1)
	(Unaudited)
Assets
Cash and cash equivalents	$777,078	$609,078
Restricted cash	96,856	50,524
Mortgage loan receivables held for investment, net, at amortized cost:
Mortgage loans receivable	3,501,235	3,885,746
Allowance for credit losses	(32,248)	(20,755)
Mortgage loan receivables held for sale	26,901	27,391
Securities	458,224	587,519
Real estate and related lease intangibles, net	686,701	700,136
Investments in and advances to unconsolidated ventures	6,553	6,219
Derivative instruments	1,853	2,038
Accrued interest receivable	23,646	24,938
Other assets	81,852	78,339
Total assets	$5,628,651	$5,951,173
Liabilities and Equity
Liabilities
Debt obligations, net	$3,958,095	$4,245,697
Dividends payable	31,289	32,000
Accrued expenses	49,308	68,227
Other liabilities	58,459	71,688
Total liabilities	4,097,151	4,417,612
Commitments and contingencies	—	—
Equity
Class A common stock, par value $0.001 per share, 600,000,000 shares authorized; 128,027,478 and 128,027,478 shares issued and 126,931,553 and 126,502,049 shares outstanding	127	127
Additional paid-in capital	1,839,003	1,826,833
Treasury stock, 1,095,925 and 1,525,429 shares, at cost	(105,738)	(95,600)
Retained earnings (dividends in excess of earnings)	(184,769)	(177,005)
Accumulated other comprehensive income (loss)	(16,524)	(21,009)
Total shareholders’ equity	1,532,099	1,533,346
Noncontrolling interests in consolidated ventures	(599)	215
Total equity	1,531,500	1,533,561
Total liabilities and equity	$5,628,651	$5,951,173

(1) Includes amounts relating to consolidated variable interest entities.

Ladder Capital Corp
Consolidated Statements of Income
(Dollars in Thousands, Except Per Share and Dividend Data)
(Unaudited)

	Three Months Ended
	June 30,	March 31,
	2023	2023
Net interest income
Interest income	$101,829	$103,796
Interest expense	61,342	60,749
Net interest income (expense)	40,487	43,047
Provision for (release of) loan loss reserves, net	6,881	4,736
Net interest income (expense) after provision for (release of) loan losses	33,606	38,311
Other income (loss)
Real estate operating income	25,887	23,199
Net result from mortgage loan receivables held for sale	(296)	(194)
Realized gain (loss) on securities	8	(307)
Unrealized gain (loss) on securities	(95)	117
Fee and other income	3,327	1,831
Net result from derivative transactions	4,149	(2,242)
Earnings from investment in unconsolidated ventures	217	217
Gain on extinguishment of debt	462	9,217
Total other income (loss)	33,659	31,838
Costs and expenses
Compensation and employee benefits	14,242	22,084
Operating expenses	4,987	5,256
Real estate operating expenses	9,766	9,849
Investment related expenses	2,661	1,520
Depreciation and amortization	7,471	7,529
Total costs and expenses	39,127	46,238
Income (loss) before taxes	28,138	23,911
Income tax expense (benefit)	46	1,720
Net income (loss)	28,092	22,191
Net (income) loss attributable to noncontrolling interests in consolidated ventures	71	217
Net income (loss) attributable to Class A common shareholders	$28,163	$22,408

Earnings per share:
Basic	$0.23	$0.18
Diluted	$0.23	$0.18

Weighted average shares outstanding:
Basic	124,731,195	124,493,132
Diluted	124,827,596	124,656,102

Dividends per share of Class A common stock	$0.23	$0.23

Non-GAAP Financial Measures

The Company utilizes distributable earnings, distributable EPS, and after-tax distributable return on average equity (“ROAE”), non-GAAP financial measures, as supplemental measures of our operating performance. We believe distributable earnings, distributable EPS and after-tax distributable ROAE assist investors in comparing our operating performance and our ability to pay dividends across reporting periods on a more relevant and consistent basis by excluding from GAAP measures certain non-cash expenses and unrealized results as well as eliminating timing differences related to securitization gains and changes in the values of assets and derivatives. In addition, we use distributable earnings, distributable EPS and after-tax distributable ROAE: (i) to evaluate our earnings from operations because management believes that they may be useful performance measures; and (ii) because our board of directors considers distributable earnings in determining the amount of quarterly dividends.

We define distributable earnings as income before taxes adjusted for: (i) real estate depreciation and amortization; (ii) the impact of derivative gains and losses related to the hedging of assets on our balance sheet as of the end of the specified accounting period; (iii) unrealized gains/(losses) related to our investments in fair value securities and passive interest in unconsolidated ventures; (iv) economic gains on loan sales not recognized under GAAP accounting for which risk has substantially transferred during the period and the exclusion of resultant GAAP recognition of the related economics during the subsequent periods; (v) unrealized provision for loan losses and unrealized real estate impairment; (vi) realized provisions for loan losses and realized real estate impairment; (vii) non-cash stock-based compensation; and (viii) certain transactional items. For the purpose of computing distributable earnings, management recognizes loan and real estate losses as being realized generally in the period in which the asset is sold or the Company determines a decline in value to be non-recoverable and the loss to be nearly certain. Distributable EPS is defined as after-tax distributable earnings divided by the weighted average diluted shares outstanding during the period.

For distributable earnings, we include adjustments for economic gains on loan sales not recognized under GAAP accounting for which risk has substantially transferred during the period and exclude the resultant GAAP recognition of the related economics during the subsequent periods. This adjustment is reflected in distributable earnings when there is a true risk transfer on the mortgage loan transfer and settlement. Historically, this adjustment has represented the impact of economic gains/(discounts) on intercompany loans secured by our own real estate which we had not previously recognized because such gains were eliminated in consolidation. Conversely, if the economic risk was not substantially transferred, no adjustments to net income would be made relating to those transactions for distributable earnings purposes. Management believes recognizing these amounts for distributable earnings purposes in the period of transfer of economic risk is a reasonable supplemental measure of our performance.

We do not designate derivatives as hedges to qualify for hedge accounting and, therefore, any net payments under, or fluctuations in the fair value of, our derivatives are recognized currently in our GAAP income statement. However, fluctuations in the fair value of the related assets are not included in our income statement. We consider the gain or loss on our hedging positions related to assets that we still own as of the reporting date to be “open hedging positions.” While recognized for GAAP purposes, we exclude the results on the hedges from distributable earnings until the related asset is sold and/or the hedge position is considered “closed,” whereupon they would then be included in distributable earnings in that period. These are reflected as “Adjustments for unrecognized derivative results” for purposes of computing distributable earnings for the period. We believe that excluding these specifically identified gains and losses associated with the open hedging positions adjusts for timing differences between when we recognize changes in the fair values of our assets and changes in the fair value of the derivatives used to hedge such assets.

Our investments in Agency interest-only securities and equity securities are recorded at fair value with changes in fair value recorded in current period earnings. We believe that excluding these specifically-identified gains and losses associated with the fair value securities adjusts for timing differences between when we recognize changes in the fair values of our assets. With regard to securities valuation, distributable earnings includes a decline in fair value deemed to be an impairment for GAAP purposes only if the decline is determined to be nearly certain to be eventually realized. In those cases, an impairment is included in distributable earnings for the period in which such determination was made.

Set forth below is an unaudited reconciliation of income (loss) before taxes to distributable earnings, and an unaudited computation of distributable EPS (in thousands, except per share data):

	Three Months Ended
	June 30,	March 31,
	2023	2023
Income (loss) before taxes	$28,138	$23,911
Net (income) loss attributable to noncontrolling interests in consolidated ventures (GAAP)	71	217
Our share of real estate depreciation, amortization and gain adjustments (1)	6,591	6,754
Adjustments for derivative results (2)	(3,161)	2,698
Unrealized (gain) loss on fair value securities	95	(117)
Adjustment for economic gain on loan sales not recognized under GAAP for which risk has been substantially transferred, net of reversal/amortization	(150)	(150)
Adjustment for impairment (3)	6,881	4,736
Non-cash stock-based compensation	3,046	9,124
Distributable earnings	41,511	47,173
Estimated corporate tax (expense) benefit (4)	(246)	(174)
After-tax distributable earnings	$41,265	$46,999
Weighted average diluted shares outstanding	124,828	124,656
Distributable EPS	$0.33	$0.38

(1) The following is a reconciliation of GAAP depreciation and amortization to our share of real estate depreciation, amortization and gain adjustments: ($ in thousands):

	Three Months Ended
	June 30,	March 31,
	2023	2023
Total GAAP depreciation and amortization	$7,471	$7,529
Less: Depreciation and amortization related to non-rental property fixed assets	(108)	(103)
Less: Non-controlling interests in consolidated ventures’ share of depreciation and amortization and adjustment for passive interest in unconsolidated ventures	(319)	(218)
Our share of real estate depreciation and amortization	7,044	7,208
Realized gain from accumulated depreciation and amortization on real estate sold	—	—
Less: Non-controlling interests in consolidated ventures’ share of accumulated depreciation and amortization on real estate sold	—	—
Our share of accumulated depreciation and amortization on real estate sold (a)	—	—
Less: Our share of operating lease income on above/below market lease intangible amortization	(453)	(454)
Our share of real estate depreciation, amortization and gain adjustments	$6,591	$6,754

(2) The following is a reconciliation of GAAP net results from derivative transactions to our derivative results presented in the computation of distributable earnings ($ in thousands):

	Three Months Ended
	June 30,	March 31,
	2023	2023
Net results from derivative transactions	$(4,149)	$2,242
Hedging interest income (expense)	380	252
Other hedging related activity (a)	608	204
Adjustments for derivative results	$(3,161)	$2,698

(a) Includes unrealized lower of cost or market adjustments of $0.3 million and $0.2 million for the three months ended June 30, 2023 and March 31, 2023, respectively.

(3) The adjustment reflects the portion of the loan loss provision that management determined to be recoverable. Additional provisions and releases of those provisions are excluded from distributable earnings as a result.

(4) Estimated corporate tax benefit (expense) is based on an effective tax rate applied to distributable earnings generated by the activity within our taxable REIT subsidiaries.

After-tax distributable ROAE is presented on an annualized basis and is defined as after-tax distributable earnings divided by the average total shareholders’ equity during the period. Set forth below is an unaudited computation of after-tax distributable ROAE ($ in thousands):

	Three Months Ended
	June 30,	March 31,
	2023	2023
After-tax distributable earnings	$41,265	$46,999
Average shareholders’ equity	1,530,583	1,531,207
After-tax distributable ROAE	10.8%	12.3%

Non-GAAP Measures - Limitations

Our non-GAAP financial measures have limitations as analytical tools. Some of these limitations are:

  distributable earnings, distributable EPS and after-tax distributable ROAE do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations and are not necessarily indicative of cash necessary to fund cash needs;
  distributable EPS and after-tax distributable ROAE are based on a non-GAAP estimate of our effective tax rate, including the impact of Unincorporated Business Tax and the impact of our election to be taxed as a REIT effective January 1, 2015. Our actual tax rate may differ materially from this estimate; and
  other companies in our industry may calculate non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.

Because of these limitations, our non-GAAP financial measures should not be considered in isolation or as a substitute for net income (loss) attributable to shareholders, earnings per share or book value per share, or any other performance measures calculated in accordance with GAAP. Our non-GAAP financial measures should not be considered an alternative to cash flows from operations as a measure of our liquidity.

In addition, distributable earnings should not be considered to be the equivalent to REIT taxable income calculated to determine the minimum amount of dividends the Company is required to distribute to shareholders to maintain REIT status. In order for the Company to maintain its qualification as a REIT under the Internal Revenue Code, we must annually distribute at least 90% of our REIT taxable income. The Company has declared, and intends to continue declaring, regular quarterly distributions to its shareholders in an amount approximating the REIT’s net taxable income.

In the future, we may incur gains and losses that are the same as or similar to some of the adjustments in this presentation. Our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Contacts

Investors

Ladder Capital Corp Investor Relations
(917) 369-3207
investor.relations@laddercapital.com